Exhibit 10.9.2

TRANSAMERICA PYRAMID PROPERTIES, LLC

c/o Property Management Office

600 Montgomery Street

San Francisco, CA 94111

May 10, 2004

Banc of America Securities LLC

600 Montgomery Street

San Francisco, CA 94111

Jolson Merchant Partners Group LLC

One Embarcadero Center, Suite 2150

San Francisco, CA 94111

Re:	Consent to Sublease (the “Consent”) dated December 18, 2003 among Transamerica Pyramid Properties, LLC, an Iowa limited liability company (“Landlord”), Jolson Merchant Partners Group LLC, a Delaware limited liability company (“Tenant”), and Banc of America Securities LLC, a Delaware limited liability company (“Sublandlord”), respecting that certain Sublease (the “Sublease”) dated December 18, 2003 between Tenant and Sublandlord for premises in the building (the “Building”) known as 600 Montgomery Street, San Francisco, California

Ladies and Gentlemen:

Capitalized terms used herein shall have the meanings set forth in the Consent. As referenced in the Consent, Tenant is leasing certain premises directly from Landlord pursuant to the Direct Lease. Tenant and Landlord are entering into an amendment to the Direct Lease of even date herewith (the “Direct Lease Amendment”) pursuant to which Direct Premises is being expanded by adding 4,260 rentable square feet of space located on the 11th floor of the Building (the “Additional Direct Premises”).

Accordingly, the parties hereby agree as follows: (a) as used in the Consent, the term “Direct Lease” shall mean that certain Lease between Landlord and Tenant dated December 18, 2003, as amended by the First Amendment to Lease dated May 10, 2004, as may be hereinafter amended by Landlord and Tenant in their sole discretion; (b) as used in the Consent, the term “Direct Premises” shall mean the Direct Premises as expanded by the Additional Direct Premises, and as may be further expanded or contracted by Landlord and Tenant pursuant to any written amendment or agreement between them in their sole discretion; and (c) Sublandlord acknowledges that, pursuant to the Direct Lease Amendment, the Additional Direct Premises shall be improved together with the original Direct Premises, and that the terms of Paragraph 2(h) of the Work Letter and Construction Agreement attached as Exhibit A to the Consent shall apply to the improvements being constructed in the Additional Direct Premises as well as the original Direct Premises.

Banc of America Securities LLC

Jolson Merchant Partners Group LLC

Sincerely,

TRANSAMERICA PYRAMID PROPERTIES, LLC, an Iowa limited liability company

By:	/s/ Thomas J. Schefter
	Its:	Senior Vice President

Agreed to and accepted by:

JOLSON MERCHANT PARTNERS GROUP, LLC, a Delaware limited liability company

By:	/s/ Joseph A. Jolson

	Its:	Managing Member

BANC OF AMERICA SECURITIES LLC, a Delaware Limited liability company

By:	/s/ indecipherable
	Its:	Assistant Vice President